UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : October 27, 2005
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda (State of Incorporation)	1-31339 (Commission File No.)	98-0371344 (I.R.S. Employer Identification No.)

515 Post Oak Boulevard Suite 600 Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 2.02. Results of Operations and Financial Condition
On October 27, 2005, we issued a news release announcing third quarter results for the period ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1.
On October 27, 2005, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:00 a.m. eastern, 9:00 a.m. central, regarding the third quarter results. This scheduled conference call was previously announced on September 15, 2005 and will be available via real-time webcast. To access the call please contact the conference call operator at 888-873-4896, or 617-213-8850 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford”. A replay will be available until 5:00 p.m. central, November 4, 2005. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 12794279. In addition, an enhanced webcast of the conference call and replay will be available through our website at www.weatherford.com. To access the conference call and replay, click on the Investor Relations link under Corporate and then click on the Enhanced Audio Webcast line.
Item 7.01. Regulation FD Disclosure
On October 27, 2005, we issued a news release announcing third quarter results for the period ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1.
Item 8.01. Other Events
Our October 27, 2005 news release attached as Exhibit 99.1 also announced that our Board of Directors has approved a two-for-one split of our common shares. The split will be effected by payment of a dividend of one common share on each outstanding common share and is payable on November 30, 2005 to shareholders of record as of November 14, 2005.
In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Item 512 of Regulation S-K under the Securities Act, the number of our common shares registered for sale under Registration Statements we have filed pursuant to the Securities Act on Forms S-8 and S-3 will be deemed to be increased by the share split to cover the additional common shares resulting from the application of the share split to the registered common shares remaining unsold as of November 14, 2005 under all such the Registration Statements, as amended, including the following:
•	Registration Statement on Form S-8 (File No. 33-64349) filed with the Securities and Exchange Commission on November 17, 1995;

•	Registration Statement on Form S-8 (File No. 333-13531) filed with the Securities and Exchange Commission on October 4, 1996;

•	Registration Statement on Form S-8 (File No. 333-44345) filed with the Securities and Exchange Commission on January 15, 1998;

•	Registration Statement on Form S-8 (File No. 333-36598) filed with the Securities and Exchange Commission on May 9, 2000;

•	Registration Statement on Form S-8 (File No. 333-48322) filed with the Securities and Exchange Commission on October 20, 2000;

•	Registration Statement on Form S-8 (File No. 333-81678) filed with the Securities and Exchange Commission on January 30, 2002;

•	Registration Statement on Form S-8 (File No. 333-81676) filed with the Securities and Exchange Commission on January 30, 2002;

•	Registration Statement on Form S-8 (File No. 33-65790) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-31662) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-53633) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-56384) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-56386) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-3 (File No. 333-100588) filed with the Securities and Exchange Commission on October 17, 2002;

•	Registration Statement on Form S-3 (File No. 333-100836) filed with the Securities and Exchange Commission on October 30, 2002;

•	Registration Statement on Form S-3 (File No. 333-116655) filed with the Securities and Exchange Commission on June 18, 2004; and

•	Registration Statement on Form S-8 (File No. 333-112378) filed with the Securities and Exchange Commission on June 30, 2004 and

•	Registration Statement on Form S-3 (File No. 333-128903) filed with the Securities and Exchange Commission on October 7, 2005.
All such Registration Statements, each of which incorporates this Current Report on Form 8-K, are deemed amended pursuant to Rule 416 and Item 512 of Regulation S-K to increase the number of common shares registered thereunder to reflect the share split.
Item 9.01. Financial Statements and Exhibit
(c)	Exhibit

99.1	Press release dated October 27, 2005 announcing earnings for the quarter ended September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: October 27, 2005	/s/ Lisa W. Rodriguez
Lisa W. Rodriguez
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit
99.1	Press release dated October 27, 2005 announcing earnings for the quarter ended September 30, 2005.